Exhibit 99.1

Raymond James 37th Annual Institutional Investors Conference

March 8, 2016

Forward-looking statements and Non-GAAP financial measures

Forward-looking statements — Certain statements included in this presentation, including, but not limited to, those related to our financial and business outlook, strategy and growth drivers, member retention and renewal rates and revenue visibility, cross and upsell opportunities, acquisition activities and pipeline, revenue available under contract, and 2016 financial guidance and related assumptions, are “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward looking statements. Readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control. You should carefully read Premier’s current and future filings with the SEC for more information on potential risks and other factors that could affect Premier’s financial results. Forward-looking statements speak only as of the date they are made. Premier undertakes no obligation to publicly update or revise any forward-looking statements.

Non-GAAP financial measures — This presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the

Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in this presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the

United States. You should carefully read Premier’s current and future filings with the SEC for further explanation and disclosure regarding our use of non-GAAP financial measures and such filings should be read in conjunction with this presentation.

Why Invest

1 Unique customer alignment

2 Well-positioned to capitalize on industry trends

Differentiated approach using an integrated platform to

3

deliver solutions

4 Compelling financial model

5 Experienced and tenured management team

Premier is a healthcare performance

improvement company

REDUCE IMPROVE LEAD

Costs Quality and Care Health Systems to

Value-Base Care

$13.2 billion 160k deaths Best in KLAS

Saved (1) avoided (1) 2015/2016 (2)

(1) Cumulative six-year data from Premier performance improvement collaborative of 350 U.S. hospitals as of fiscal year ended June 30, 2014.

(2) Premier ranked #1 by KLAS in Value-Based Care Advisory Services for 2015/2016

Significant footprint and scale

U.S. COMMUNITY 120,000

74% HOSPITALS OTHER CARE PROVIDERS

ANALYZE DATA 40%

$44 BILLION HOSPITAL DISCHARGES NATIONWIDE

IN SUPPLY CHAIN SPEND ~2,000 CONTRACTS

~1,100 SUPPLIERS

Premier delivers a comprehensive solution

Supply Chain Services Performance Services

73% of FY15 Consolidated Revenue 27% of FY15 Consolidated Revenue

SaaS-based

Information

Group Products Performance

Purchasing Improvement

Specialty Collaboratives

Pharmacy Advisory

Services

Direct

Sourcing

Our financial model has delivered strong and

consistent historical financial results

Consolidated Net Revenue*

Multiple (in millions)

growth

drivers

Free cash Recurring

flow and visible $764 $869 $1,007

generation revenue FY13 FY14 FY15

Consolidated Adjusted EBITDA*

High (in millions)

Strong customer

balance retention

sheet rates $314 $351 $393

Core

“chassis” FY13 FY14 FY15

built

*Comparisons are with non-GAAP pro forma information that reflects the impact of the company’s

2013 reorganization and initial public offering. See non-GAAP reconciliations to GAAP equivalents in Appendix.

Key Accomplishments Since IPO

Delivered annual double-digit growth and strong free cash flow

Achieved 3-year average 97% retention rates in GPO business and 94% SaaS institutional renewal rates

Acquired eight companies with ongoing integrations on-track

Earning recognition as the industry leader in value-based care advisory services

Deeper, more meaningful relationships with a larger percentage of our members

Why we win: Key Differentiators

SCALE and ALIGNMENT

Strategic PARTNER changing healthcare from the inside DATA-enabled insights across the continuum of care

Proven RESULTS Our PEOPLE

~$250 MILLION

IN COST OF CARE SAVINGS*

~$50 MILLION DECREASES

IN MORTALITY AND READMISSIONS

IN SUPPLY CHAIN thanks to an

integrated effort led by our

SAVINGS ALONE* consulting team. “A” GRADES

in national patient safety ratings at all five hospitals

*Since May 2013.

Challenges facing our industry are leading to a wide-ranging set of demands

Population health MACRA Healthcare information Cost reduction/ Evolving payment technology drug pricing models

Volume to Value

2016 2018

Track 1: 85% of all Medicare payments 90% of all Medicare payments

Value-based payments

Track 2: 30% of all Medicare payments 50% of all Medicare payments

Alternative payment models*

* ACOs, bundled payments, medical homes, CPCI, comprehensive ESDR, Medicare-Medicaid Financial Alignment Initiative FFS Model

Strategic priorities to drive long-term sustainable growth

1 Drive consistent returns in Supply Chain Services segment

2 Expand opportunities in Performance Services segment

Leverage long-standing relationships to cross-sell offerings into a well-3 established member base Capitalize on co-development engine with our members to make strategic

4

acquisitions addressing their needs

Drive consistent growth in

SUPPLY CHAIN SERVICES segment

Change the game in supply chain, uncover savings and value, and lead the disruption of the industry

Deliver stable administrative fee growth

Leverage the supply chain “chassis”

Integrate analytics capabilities

Continue to scale product businesses

*Comparisons are with non-GAAP pro forma information that reflects the impact of the company’s 2013 reorganization and initial public offering. See non-GAAP reconciliations to GAAP equivalents in Appendix.

Supply Chain Services Segment Net Revenue*

(in millions)

$738

$559 $637

FY13 FY14 FY15

Supply Chain Services Segment Adjusted EBITDA*

(in millions)

$391

$327 $355

FY13 FY14 FY15

Expand opportunities in PERFORMANCE SERVICES segment

Become the data analytics "backbone" with wrap-around services for cost and quality improvement over the short term and population health management solutions over the long term

- **Member co-development**
- **Focus in emerging areas**
- **Drive acquisition synergies**
- **Leverage PremierConnect® Platform**

Performance Services Segment Net Revenue*
(in millions)



CAGR: +14%
$205
$232
$269
FY13
FY14
FY15

Performance Services Segment Adjusted EBITDA*
(in millions)



CAGR: +27%
$56
$74
$90
FY13
FY14
FY15

*Comparisons are with non-GAAP pro forma information that reflects the impact of the company's 2013 reorganization and initial public offering. See non-GAAP reconciliations to GAAP equivalents in Appendix.

Leverage long-standing relationships to CROSS-SELL

offerings into a well-established member base

Reduce Costs Premier Product Offering Penetration

within Existing Member Base*

34%

24% 25% 27% 10%

2%

June-13 June-15

Improve Quality Manage Cost and Quality/Safety Any Two Categories All Three Categories

and Safety Population Health

*Hospitals are counted in a category (reduce cost, improve quality & safety, population health) if they participate in at least one offering in that category (numerator).

The hospital cohort is based on those hospitals that were Premier members at both 6/30/13 and 6/30/15 (denominator).

Capitalize on co-development engine with our members and make strategic ACQUISITIONS addressing their needs

SYMMEDRx	Meddius	MEMdata	aperek	TheraDoc	S2S GLOBAL*	Healthcare Insights	InflowHealth	CECITY
Clinical & physician preference cost reduction	Data acquisition from multiple technologies	Health system capital expenditure cost reduction	Supply chain technology enablement	Quality & safety improvement	Direct sourcing	Integrated financial management, cost analytics	Ambulatory performance improvement, professional education, population health	Physician practice operational and financial performance improvement

2013	2014	2015
July, Oct.^	April, Aug., Sept.	Feb., July, Aug., Oct.

*Purchased initial 60% ownership in 2011. Remaining 40% minority interest purchased in February 2015.
^Premier, Inc. initial public offering in October 2013.

Acquisition strategy designed to drive ROI

Supply Chain Services Performance Services

Physician preference

item (PPI) Alternative

management Site Expansion

Integrated Supply Chain

Pharmacy analytics and

workflow

Shared services /

Population health standardized care

management

Ambulatory

Patient clinical

engagement integration

and

social

interaction Data acquisition

and management

Financial Discussion

Ownership Structure: Majority-owned by health systems

- Premier, Inc. formed in 2013 with two classes of stock
  - Class A shares held by public investors
  - Class B shares held by member owners
- Class B units eligible to exchange 1/7th per year on quarterly basis, over seven-year period
- Member owners currently own ~68% of equity



PINC Class B to Class A
Quarterly Share Exchange Results
(in millions)
16.0
4.7
11.3
0.3
11.0
0.3
10.8
0.1
26.6
5.8
20.8
1.6
Oct-14
Jan-15
Apr-15
Jul-15
Oct-15
Jan-16
Class B Shares Exchanged
Cumulative Class B Shares Eligible to be Exchanged

Our model at a glance

Supply Chain Performance

Services Services

Business Consolidated

Administrative fees SaaS-based informatics

products

Products

Advisory services

Supplier paid SaaS-based Significant revenue

Revenue administrative fees subscriptions visibility

Model Drug reimbursement and Fee-for-service and High retention and contract manufactured service subscriptions renewal rates

product sales

Significant fiscal 2016 revenue visibility

HIGH GPO RETENTION AND SAAS INSTITUTIONAL RENEWAL RATES

OVER 90% FY 2016 REVENUE GUIDANCE RANGE ALREADY AVAILABLE UNDER CONTRACT

PERFORMANCE METRICS

	FY 2016	FY 2015 (1)	3 Year Average (1)
Revenue available under contract (2)	~$1.05B	---	---
GPO retention rate (3)	---	99%	97%
SaaS institutional renewal rate (4)	---	94%	94%

(1) As of fiscal year-end June 30, 2015. Based on assumptions set forth in our guidance press releases dated February 8, 2016.
(2) Revenue available under contract updated to include revenue visibility from CECity and Healthcare Insights. As of February 8, 2016, $1.05 billion or 91 percent of the midpoint of the company's FY16 guidance range.
(3) The retention rate is calculated based upon the aggregate purchasing volume among all members participating in our GPO for such fiscal year less the annualized GPO purchasing volume for departed members for such fiscal year, divided by the aggregate purchasing volume among all members participating in our GPO for such fiscal year.
(4) The renewal rate is calculated based upon the total number of members that have SaaS revenue in a given period that also have revenue in the corresponding prior year period divided by the total number of members that have SaaS revenue in the same period of the prior year.

Diversified model driving consistent double-digit growth

Consolidated Net Revenue*

(in millions)

$1,007

$869

$ 764 $269

$232

$205

$738

$559 $637

FY13 FY14 FY15

Supply Chain Services Performance Services

Consolidated Adjusted EBITDA*

(in millions)

$393

$351

$314 $90

$74

$56

$327 $355 $391

($69) ($78) ($88)

FY13 FY14 FY15

Supply Chain Services Performance Services Corporate

*Comparisons are with non-GAAP pro forma information that reflects the impact of the company’s 2013 reorganization and initial public offering. See non-GAAP reconciliations to GAAP equivalents in Appendix.

Well-positioned in fiscal 2016 to deliver our 3rd consecutive year since IPO of double-digit growth

FISCAL 2016 FINANCIAL GUIDANCE (1)

(in millions, except per share data) FY 2016 YoY Increase

Net revenue:

Supply Chain Services $802 — $823 9%— 12%

Performance Services $352 — $362 31% — 35%

Total Net Revenue $1,154 — $ 1,185 15% — 18%

Non-GAAP adjusted EBITDA $430 — $449 9%— 14%

Non-GAAP adjusted fully $1.57 — $1.65 10% — 15%

distributed EPS

(1) Updated February 8, 2016. The Company does not reconcile guidance for adjusted EBITDA and non-GAAP adjusted fully distributed net income per-share to net income (loss) or GAAP earnings per share because the Company does not provide guidance for reconciling items between net income (loss) and adjusted EBITDA and non-GAAP adjusted fully distributed earnings per share. The Company is unable to provide guidance for these reconciling items since certain items that impact net income (loss) are outside of the Company’s control and cannot be reasonably predicted. Accordingly, a reconciliation to net income (loss) or GAAP earnings per share is not available without unreasonable effort.

Maintain balance sheet strength and financial flexibility

Cash, cash equivalents & marketable securities of $251.6 million at December 31, 2015

Outstanding borrowings of $100 million on $750 million five-year unsecured revolving credit facility at December 31, 2015

Six-month period ended December 31, 2015 cash flow from operations of $138.8 million and free cash flow* of $54.5 million

CONSIDERABLE CASH AND DEBT CAPACITY AVAILABLE

AMPLE CAPITAL FLEXIBILITY FOR FUTURE ACQUISITIONS AND BUSINESS GROWTH

*Company defines free cash flow as cash provided by operating activities less distributions to limited partners and purchases of property and equipment. See non-GAAP reconciliations to GAAP equivalents in Appendix.

Note: In the first quarter of fiscal 2016, Premier used approximately $315 million in cash and $150 million from its credit facility to fund the acquisitions of Healthcare Insights and CECity, and paid down $50 million of the credit facility balance in the second quarter.

Ample financial capacity to support further growth opportunities

Minimal financial leverage

Free cash flow* expected to equal 40% to 50% of adjusted EBITDA* in fiscal 2016

Significant free cash flow generation provides flexibility to add incremental leverage for larger and more transformative potential acquisitions

Total Debt Capacity

(in millions)

$ 2,000

$ 100 $ 1,300

$ 900

$ 650

Debt Capacity at Debt Capacity at 2x Debt Capacity at 3x Debt Capacity at 4.5x

12/31/15 Adj. EBITDA Adj. EBITDA Adj. EBITDA

Available Debt Current Debt

*Company defines free cash flow as cash provided by operating activities less distributions to limited partners and purchases of property and equipment. See non-GAAP reconciliations to GAAP equivalents in Appendix.

Disciplined approach to M&A

Strategic Fit

Alignment to member needs and strategic objectives Innovation Market impact

Financial Assessment

Execution Risk

ROIC

Payback period

Revenue diversification Member benefit

Cultural fit Complexity

Policy and compliance

Why Invest

1 Unique customer alignment

2 Well-positioned to capitalize on industry trends

Differentiated approach using an integrated platform to

3

deliver solutions

4 Compelling financial model

5 Experienced and tenured management team

Raymond James 37th Annual Institutional Investors Conference

March 8, 2016

Appendix

Fiscal 2013 and fiscal 2014 non-GAAP reconciliations

Supplemental Financial Information - Reporting of Pro Forma Adjusted EBITDA
and Non-GAAP Adjusted Fully Distributed Net Income
Reconciliation of Selected Non-GAAP Measures to GAAP Measures
(Unaudited)
(In thousands)

	Three Months Ended June 30,		Year Ended June 30,	
	2014*	2013	2014	2013
Reconciliation of Pro Forma Net Revenue to Net Revenue:				
Pro Forma Net Revenue	$ 235,466	$ 200,938	$ 869,286	$ 764,278
Pro forma adjustment for revenue share post-IPO	—	39,663	41,263	105,012
Net Revenue	$ 235,466	$ 240,601	$ 910,549	$ 869,290
Reconciliation of Pro Forma Adjusted EBITDA and Segment Adjusted EBITDA to Net Income and Operating Income:				
Net income	$ 66,632	$ 103,496	$ 332,617	$ 375,086
Pro forma adjustment for revenue share post-IPO	—	(39,663)	(41,263)	(105,012)
Interest and investment income, net	(378)	(366)	(1,019)	(965)
Income tax expense	3,248	3,788	27,709	9,726
Depreciation and amortization	9,809	7,883	36,761	27,681
Amortization of purchased intangible assets	904	385	3,062	1,539
Pro Forma EBITDA	80,215	75,523	357,867	308,055
Stock-based compensation	6,358	—	19,476	—
Acquisition related expenses	711	—	2,014	—
Strategic and financial restructuring expenses	146	1,823	3,760	5,170
Adjustment to tax receivable agreement liability	6,215	—	6,215	—
Gain on sale of investment	(522)	—	(38,372)	—
Other (income) expense, net	121	783	65	788
Pro Forma Adjusted EBITDA	$ 93,244	$ 78,129	$ 351,025	$ 314,013
Pro Forma Adjusted EBITDA	$ 93,244	$ 78,129	$ 351,025	$ 314,013
Depreciation and amortization	(9,809)	(7,883)	(36,761)	(27,681)
Amortization of purchased intangible assets	(904)	(385)	(3,062)	(1,539)
Stock-based compensation	(6,358)	—	(19,476)	—
Acquisition related expenses	(711)	—	(2,014)	—
Strategic and financial restructuring expenses	(146)	(1,823)	(3,760)	(5,170)
Adjustment to tax receivable agreement liability	(6,215)	—	(6,215)	—
Equity in net income of unconsolidated affiliates	(4,805)	(3,636)	(16,976)	(11,968)
Deferred compensation plan expense	(1,972)	—	(1,972)	—
	62,324	64,402	260,789	267,655
Pro forma adjustment for revenue share post-IPO	—	39,663	41,263	105,012
Operating income	**$ 62,324**	**$ 104,065**	**$ 302,052**	**$ 372,667**

* Note that no pro forma adjustments were made for the three months ended June 30, 2014; as such, actual results are presented for the three months ended June 30, 2014.

Fiscal 2013 and fiscal 2014 non-GAAP reconciliations

Supplemental Financial Information—Reporting of Pro Forma Adjusted EBITDA

and Non-GAAP Adjusted Fully Distributed Net Income

Reconciliation of Selected Non-GAAP Measures to GAAP Measures

(Unaudited)

(In thousands)

Three Months Ended Year Ended

June 30, June 30,

2014* 2013 2014 2013

Reconciliation of Non-GAAP Adjusted Fully Distributed Net Income:

Non-GAAP Adjusted Fully Distributed Net Income (pro forma):

Net income (loss) attributable to shareholders $ 8,879 $ (797) $ 28,332 $ 7,376

Pro forma adjustment for revenue share post-IPO — (39,663) (41,263) (105,012)

Income tax expense 3,248 3,788 27,709 9,726

Stock-based compensation 6,358 — 19,476 —

Gain on sale of investment (522) — (38,372) —

Acquisition related expenses 711 — 2,014 —

Strategic and financial restructuring expenses 146 1,823 3,760 5,170

Adjustment to tax receivable agreement liability 6,215 — 6,215 —

Amortization of purchased intangible assets 904 385 3,062 1,539

Net income attributable to noncontrolling interest in Premier LP 57,281 104,726 303,336 369,189

Non-GAAP adjusted fully distributed income before income taxes 83,220 70,262 314,269 287,988

Income tax expense on fully distributed income before income taxes 33,288 28,105 125,708 115,195

Non-GAAP adjusted fully distributed net income (pro forma) $ 49,932 $ 42,157 $ 188,561 $ 172,793

* Note that no pro forma adjustments were made for the three months ended June 30, 2014; as such, actual results are presented for the three months ended June 30, 2014.

Fiscal 2013 and fiscal 2014 non-GAAP reconciliations

Supplemental Financial Information—Reporting of Net Income and Earnings Per Share

Reconciliation of Selected Non-GAAP Measures to GAAP Measures

(Unaudited)

(In thousands, except per share data)

Three Months Ended Year Ended

June 30, June 30,

2014* 2013 2014 2013

Reconciliation of numerator for GAAP EPS to Adjusted Fully Distributed EPS

Net income (loss) attributable to shareholders after adjustment of redeemable limited partners’ capital to redemption amount $ 491,389 $ (797) $ (2,713,256) $ 7,376

Adjustment of redeemable limited partners’ capital to redemption amount (482,510) — 2,741,588 -

Net income (loss) attributable to shareholders 8,879 (797) 28,332 7,376

Pro forma adjustment for revenue share post-IPO — (39,663) (41,263) (105,012)

Income tax expense 3,248 3,788 27,709 9,726

Stock-based compensation 6,358 — 19,476 —

Gain on sale of investment (522) — (38,372) —

Acquisition related expenses 711 — 2,014 —

Strategic and financial restructuring expenses 146 1,823 3,760 5,170

Adjustment to tax receivable agreement liability 6,215 — 6,215 —

Amortization of purchased intangible assets 904 385 3,062 1,539

Net income attributable to noncontrolling interest in Premier LP 57,281 104,726 303,336 369,189

Non-GAAP adjusted fully distributed income before income taxes 83,220 70,262 314,269 287,988

Income tax expense on fully distributed income before income taxes 33,288 28,105 125,708 115,195

Non-GAAP adjusted fully distributed net income (pro forma) $ 49,932 $ 42,157 $ 188,561 $ 172,793

Reconciliation of denominator for GAAP EPS to Adjusted Fully Distributed EPS

Weighted Average:

Common shares used for basic and diluted earnings per share 32,375 5,733 25,633 5,858

Potentially dilutive shares 194 — 124 -

Class A common shares outstanding — 26,642 6,742 26,517

Conversion of Class B common units 112,511 112,608 112,584 112,608

Weighted average fully distributed shares outstanding—diluted 145,080 144,983 145,083 144,983

Reconciliation of GAAP EPS to Adjusted Fully Distributed EPS

GAAP income (loss) per share $ 15.18 $ (0.14) $ (105.85) $ 1.26

Impact of adjustment of redeemable limited partners’ capital to redemption amount $ (14.90) $ — $ 106.96 $ -

Impact of additions:

Pro forma adjustment for revenue share post-IPO $ — $ (6.92) $ (1.61) $ (17.93)

Income tax expense $ 0.10 $ 0.66 $ 1.08 $ 1.66

Stock-based compensation $ 0.20 $ — $ 0.76 $ -

Gain on sale of investment $ (0.02) $ — $ (1.50) $ -

Acquisition related expenses $ 0.02 $ — $ 0.08 $ -

Strategic and financial restructuring expenses $ 0.00 $ 0.32 $ 0.15 $ 0.88

Adjustment to tax receivable agreement liability $ 0.19 $ — $ 0.24 $ -

Amortization of purchased intangible assets $ 0.03 $ 0.07 $ 0.12 $ 0.26

Net income attributable to noncontrolling interest in Premier LP $ 1.77 $ 18.27 $ 11.83 $ 63.02

Impact of corporation taxes $ (1.03) $ (4.90) $ (4.90) $ (19.66)

Impact of increased share count $ (1.20) $ (7.06) $ (6.06) $ (28.31)

Non-GAAP earnings per share on adjusted fully distributed net income—diluted $ 0.34 $ 0.29 $ 1.30 $ 1.19

* Note that actual results are presented for the three months ended June 30, 2014.

Fiscal 2014 and fiscal 2015 non-GAAP reconciliations

Supplemental Financial Information—Reporting of Pro Forma Adjusted EBITDA

and Non-GAAP Adjusted Fully Distributed Net Income

Reconciliation of Selected Non-GAAP Measures to GAAP Measures

(Unaudited)

(In thousands)

Three Months Ended Year Ended

June 30, June 30,

2015* 2014* 2015* 2014

Reconciliation of Pro Forma Net Revenue to Net Revenue:

Pro Forma Net Revenue $ 266,553 $ 235,466 $ 1,007,029 $ 869,286

Pro forma adjustment for revenue share post-IPO — — — 41,263

Net Revenue $ 266,553 $ 235,466 $ 1,007,029 $ 910,549

Reconciliation of Net Income to Adjusted EBITDA and Reconciliation of Segment Adjusted EBITDA to Income Before Income Taxes:

Net income $ 32,061 $ 66,632 $ 234,785 $ 332,617

Pro forma adjustment for revenue share post-IPO — — — (41,263)

Interest and investment income, net (349) (378) (866) (1,019)

Income taxexpense 24,235 3,248 36,342 27,709

Depreciation and amortization 12,079 9,809 45,186 36,761

Amortization of purchased intangible assets 2,538 904 9,136 3,062

EBITDA 70,564 80,215 324,583 357,867

Stock-based compensation 7,369 6,358 28,498 19,476

Acquisition related expenses 2,629 711 9,037 2,014

Strategic and financial restructuring expenses 92 146 1,373 3,760

(Gain) loss on investment — (522) 1,000 (38,372)

Adjustment to taxreceivable agreement liability — 6,215 — 6,215

Acquisition related adjustment—deferred revenue 4,147 — 13,371 —

Loss on disposal of long-lived assets 15,243 15,243

Other expense (income), net 60 121 70 65

Adjusted EBITDA $ 100,104 $ 93,244 $ 393,175 $ 351,025

Segment Adjusted EBITDA:

Supply Chain Services $ 100,970 $ 94,394 $ 391,180 $ 396,470

Pro forma adjustment for revenue share post-IPO — — — (41,263)

Supply Chain Services (including pro forma adjustment) $ 100,970 $ 94,394 $ 391,180 $ 355,207

Performance Services 22,518 19,531 90,235 73,898

Corporate (23,384) (20,681) (88,240) (78,080)

Adjusted EBITDA $ 100,104 $ 93,244 $ 393,175 $ 351,025

Depreciation and amortization (12,079) (9,809) (45,186) (36,761)

Amortization of purchased intangible assets (2,538) (904) (9,136) (3,062)

Stock-based compensation (7,369) (6,358) (28,498) (19,476)

Acquisition related expenses (2,629) (711) (9,037) (2,014)

Strategic and financial restructuring expenses (92) (146) (1,373) (3,760)

Adjustment to taxreceivable agreement liability — (6,215) — (6,215)

Acquisition related adjustment—deferred revenue (4,147) — (13,371) —

Equity in net income of unconsolidated affiliates (6,473) (4,805) (21,285) (16,976)

Deferred compensation plan expense (income) 544 (1,972) 753 (1,972)

65,321 62,324 266,042 260,789

Pro forma adjustment for revenue share post-IPO — — — 41,263

Operating income $ 65,321 $ 62,324 $ 266,042 $ 302,052

Equity in net income of unconsolidated affiliates 6,473 4,805 21,285 16,976

Interest and investment income, net 349 378 866 1,019

(Loss) gain on investment — 522 (1,000) 38,372

Loss on disposal of long-lived assets (15,243) — (15,243) —

Other (expense) income, net (604) 1,851 (823) 1,907

Income before income taxes $ 56,296 $ 69,880 $ 271,127 $ 360,326

* Note that no pro forma adjustments were made for the three months and year ended June 30, 2015 and the three months ended June 30,

2014; as such, actual results are presented for each of these periods.

Fiscal 2014 and fiscal 2015 non-GAAP reconciliations

Supplemental Financial Information—Reporting of Pro Forma Adjusted EBITDA

and Non-GAAP Adjusted Fully Distributed Net Income

Reconciliation of Selected Non-GAAP Measures to GAAP Measures

(Unaudited)

(In thousands)

Three Months Ended Year Ended

June 30, June 30,

2015* 2014* 2015* 2014

Reconciliation of Non-GAAP Pro Forma Adjusted Fully Distributed Net Income:

Net income attributable to shareholders $ 7,990 $ 8,879 $ 38,743 $ 28,332

Pro forma adjustment for revenue share post-IPO — — — (41,263)

Income tax expense 24,235 3,248 36,342 27,709

Stock-based compensation 7,369 6,358 28,498 19,476

Acquisition related expenses 2,629 711 9,037 2,014

Strategic and financial restructuring expenses 92 146 1,373 3,760

(Gain) loss on investment — (522) 1,000 (38,372)

Adjustment to tax receivable agreement liability — 6,215 — 6,215

Acquisition related adjustment—deferred revenue 4,147 — 13,371 —

Loss on disposal of long-lived assets 15,243 — 15,243 —

Amortization of purchased intangible assets 2,538 904 9,136 3,062

Net income attributable to noncontrolling interest in Premier LP 24,071 57,281 194,206 303,336

Non-GAAP pro forma adjusted fully distributed income before income taxes 88,314 83,220 346,949 314,269

Income tax expense on fully distributed income before income taxes 35,326 33,288 138,780 125,708

Non-GAAP Pro Forma Adjusted Fully Distributed Net Income $ 52,988 $ 49,932 $ 208,169 $ 188,561

* Note that no pro forma adjustments were made for the three months and year ended June 30, 2015 and the three months ended June 30,

2014; as such, actual results are presented for each of these periods.

Fiscal 2014 and fiscal 2015 non-GAAP reconciliations

Supplemental Financial Information—Reporting of Non-GAAP Free Cash Flow

Reconciliation of Selected Non-GAAP Measures to GAAP Measures

(Unaudited)

(In thousands)

Three Months Ended

June 30,

2015 2014

Reconciliation of Non-GAAP Free Cash Flow to Net Cash Provided by Operating Activities:

Net cash provided by operating activities $ 108,483 $ 79,431

Purchases of property and equipment (19,670) $ (15,898)

Distributions to limited partners (23,412) $ (21,299)

Payments to limited partners under tax receivable agreements (11,499) $ —

Non-GAAP free cash flow $ 53,902 $ 42,234

Fiscal 2014 and fiscal 2015 non-GAAP reconciliations

Supplemental Financial Information—Reporting of Net Income and Earnings Per Share

Reconciliation of Selected Non-GAAP Measures to GAAP Measures

(Unaudited)

(In thousands, except per share data)

Three Months Ended Year Ended

June 30, June 30,

2015* 2014* 2015* 2014

Reconciliation of numerator for GAAP EPS to Non-GAAP EPS on Net Income Attributable to Stockholders

Net (loss) income attributable to stockholders after adjustment of redeemable $ (84,076) $ 491,389 $ (865,292) $ (2,713,256)

Adjustment of redeemable limited partners’ capital to redemption amount 92,066 (482,510) 904,035 2,741,588

Net income attributable to stockholders 7,990 8,879 38,743 28,332

Reconciliation of denominator for GAAP EPS to Non-GAAP EPS on Net Income Attributable to Stockholders

Weighted Average:

Common shares used for basic and diluted earnings per share 37,576 32,375 35,681 25,633

Potentially dilutive shares 1,592 194 1,048 124

Weighted average fully distributed shares outstanding—diluted 39,168 32,569 36,729 25,757

Reconciliation of GAAP EPS to Non-GAAP EPS on Net Income Attributable to Stockholders

GAAP earnings (loss) per share $ (2.24) $ 15.18 $ (24.25) $ (105.85)

Impact of adjustment of redeemable limited partners’ capital to redemption amount $ 2.45 $ (14.90) $ 25.34 $ 106.96

Impact of potentially dilutive shares $ (0.01) $ (0.01) $ (0.04) $ (0.01)

Non-GAAP earnings per share on net income attributable to stockholders—diluted $ 0.20 $ 0.27 $ 1.05 $ 1.10

Reconciliation of numerator for GAAP EPS to Non-GAAP EPS on Adjusted Fully Distributed Net Income

Net (loss) income attributable to shareholders after adjustment of redeemable limited partners’ capital to redemption amount $ (84,076) $ 491,389 $ (865,292) $ (2,713,256)

Adjustment of redeemable limited partners’ capital to redemption amount 92,066 (482,510) 904,035 2,741,588

Net income attributable to shareholders 7,990 8,879 38,743 28,332

Pro forma adjustment for revenue share post-IPO — — — (41,263)

Income tax expense 24,235 3,248 36,342 27,709

Stock-based compensation 7,369 6,358 28,498 19,476

Acquisition related expenses 2,629 711 9,037 2,014

Strategic and financial restructuring expenses 92 146 1,373 3,760

(Gain) loss on investment — (522) 1,000 (38,372)

Adjustment to tax receivable agreement liability — 6,215 — 6,215

Acquisition related adjustment—deferred revenue 4,147 — 13,371 —

Loss on disposal of long-lived assets 15,243 — 15,243 —

Amortization of purchased intangible assets 2,538 904 9,136 3,062

Net income attributable to noncontrolling interest in Premier LP 24,071 57,281 194,206 303,336

Non-GAAP pro forma adjusted fully distributed income before income taxes 88,314 83,220 346,949 314,269

Income tax expense on fully distributed income before income taxes 35,326 33,288 138,780 125,708

Non-GAAP pro forma adjusted fully distributed net income $ 52,988 $ 49,932 $ 208,169 $ 188,561

* Note that no pro forma adjustments were made for the three months and year ended June 30, 2015 and the three months ended June 30, 2014; as such, actual results are presented for each of these periods.

Fiscal 2014 and fiscal 2015 non-GAAP reconciliations

Supplemental Financial Information - Reporting of Net Income and Earnings Per Share
Reconciliation of Selected Non-GAAP Measures to GAAP Measures
(Unaudited)
(In thousands, except per share data)

	Three Months Ended June 30,		Year Ended June 30,	
	2015*	**2014***	**2015***	**2014**
Reconciliation of denominator for GAAP EPS to Non-GAAP Adjusted Fully Distributed Net Income				
Weighted Average:				
Common shares used for basic and diluted earnings per share	37,576	32,375	35,681	25,633
Potentially dilutive shares	1,592	194	1,048	124
Class A common shares outstanding	-	-	-	6,742
Conversion of Class B common units	106,471	112,511	108,518	112,584
Weighted average fully distributed shares outstanding - diluted	**145,639**	**145,080**	**145,247**	**145,083**
Reconciliation of GAAP EPS to Adjusted Fully Distributed EPS				
GAAP earnings (loss) per share	$ (2.24)	$ 15.18	$ (24.25)	$ (105.85)
Impact of adjustment of redeemable limited partners' capital to redemption amount	$ 2.45	$ (14.90)	$ 25.34	$ 106.96
Impact of additions:				
Pro forma adjustment for revenue share post-IPO	$ -	$ -	$ -	$ (1.61)
Income tax expense	$ 0.64	$ 0.10	$ 1.02	$ 1.08
Stock-based compensation	$ 0.20	$ 0.20	$ 0.80	$ 0.76
Acquisition related expenses	$ 0.07	$ 0.02	$ 0.25	$ 0.08
Strategic and financial restructuring expenses	$ 0.00	$ 0.00	$ 0.04	$ 0.15
(Gain) loss on investment	$ -	$ (0.02)	$ 0.03	$ (1.50)
Adjustment to tax receivable agreement liability	$ -	$ 0.19	$ -	$ 0.24
Acquisition related adjustment - deferred revenue	$ 0.11	$ -	$ 0.37	$ -
Loss on disposal of long-lived assets	$ 0.41	$ -	$ 0.43	$ -
Amortization of purchased intangible assets	$ 0.07	$ 0.03	$ 0.26	$ 0.12
Net income attributable to noncontrolling interest in Premier LP	$ 0.64	$ 1.77	$ 5.44	$ 11.83
Impact of corporation taxes	$ (0.94)	$ (1.03)	$ (3.90)	$ (4.90)
Impact of increased share count	$ (1.05)	$ (1.20)	$ (4.40)	$ (6.06)
Non-GAAP earnings per share on adjusted fully distributed net income - diluted	**$ 0.36**	**$ 0.34**	**$ 1.43**	**$ 1.30**

* Note that no pro forma adjustments were made for the three months and year ended June 30, 2015 and the three months ended June 30, 2014; as such, actual results are presented for each of these periods.